UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2007

CATERPILLAR FINANCIAL FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-145491	88-0342613
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

Greenview Plaza, 4040 S. Eastern Avenue, Suite 344, Las Vegas, NV	89119
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code (702) 735-2514

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 8 are not included because they are not applicable.

Item 9.01.        Financial Statements and Exhibits.

(a)	Financial Statements - Not Applicable

(b)	Pro Forma Financial Information - Not Applicable

(c)	Shell Company Transactions – Not Applicable

(d)	Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit Number	Exhibit	Sequentially Numbered Page
3.3	Certificate of Trust of Caterpillar Financial Asset Trust 2007-A	5

25.1	Statement as to the Eligibility of the Indenture Trustee under the Indenture (Form T-1) with respect to Caterpillar Financial Asset Trust 2007-A	6

EXHIBIT INDEX

Exhibit 3.3  Certificate of Trust of Caterpillar Financial Asset Trust 2007-A

Exhibit 25.1 Statement as to the Eligibility of the Indenture Trustee under the Indenture (Form T-1) with respect to Caterpillar Financial Asset Trust 2007-A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR FINANCIAL FUNDING CORPORATION
(Registrant)

Dated:  September 14, 2007

By: /s/ David Kacynski______
Name: David Kacynski
Title: Treasurer